1 Delivering on the promise of Prime Editing January 2025 Corporate Presentation

2 This presentation contains forward-looking statements of Prime Medicine, Inc. ("Prime", "we" or "our") within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward- looking statements contain information about our current and future prospects and our operations, which are based on currently available information. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, projects and plans are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “hope,” “intend,” “may,” “might,” “objective,” “opportunity,” “plan,” “predict,” “positioned,” “possible,” “potential,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, express or implied statements about Prime’s beliefs and expectations regarding: the potential of PM359 to correct the causative mutation of CGD; the potential of Prime Editing to correct the causative mutations of Wilson’s Disease and CF; the anticipated release of initial clinical data from the ongoing Phase 1/2 clinical trial of PM359 in 2025, the initiation of a pivotal study in 2026, and the launch of a therapeutic on or after 2027; the timing, progress, and results of our Wilson’s Disease and CF programs, including the timing of the release of updated data, the opening of an IND and/or CTA application, the initiation of Phase 1 clinical trials, and the release of clinical data; the initiation, timing, progress and results of our research and development programs, preclinical studies and future clinical trials, including the release of data related thereto; our ability to demonstrate, and the timing of, preclinical proof-of- concept in vivo for multiple programs; our ability to launch therapeutics; the timing of, and our ability to achieve, clinical validation and sustainable, long-term value creation; the ability of the modularity of the platform to accelerate and de-risk ongoing programs and rapidly generate new product candidates; the potential of Prime Editing to address more than 90% of genetic diseases and to address non-genetic diseases; our ability to pursue our areas of focus and any additional programs we may advance; our ability to quickly leverage programs within our initial target indications and to progress additional programs to further develop our pipeline; the collaboration with Bristol Myers Squibb and the intended and potential benefits thereof, including the receipt of potential milestone and royalty payments from commercial product sales, if any; the potential of Prime Editors to reproducibly correct disease-causing genetic mutations across different tissues; the capacity of our Prime Editing and PASSIGE technology to edit CAR-T cells for the treatment of certain cancers and immune diseases; our ability to demonstrate superior off-target profiles for Prime Editing programs; the further advancement of Prime Editors to maximize their versatility, precision and efficiency; the continued development and optimization of various non-viral and viral delivery systems, including our universal liver-targeted LNP delivery approach; the expansion of Prime Editing’s therapeutic potential to extend the reach and impact of Prime Editing to areas beyond our current areas of focus; the safety profile of Prime Editing and our programs; the scope of protection we are able to establish and maintain for intellectual property rights covering our Prime Editing technology; the implementation of our strategic plans for our business, programs and technology, including our ability to identify and enter into future license agreements and collaborations; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; our estimates of our expenses, capital requirements, and needs for additional financing; and our expectations regarding the anticipated timeline of our cash runway and future financial performance. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of risks and uncertainties. These and other risks, uncertainties and important factors are described in the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K, as well as any subsequent filings with the Securities and Exchange Commission. Any forward- looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise subject to any obligations under applicable law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Information regarding our estimated cash, restricted cash, cash equivalents, and investments as of September 30, 2024 is based on preliminary unaudited estimates prepared by and is the responsibility of management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to such preliminary estimates and accordingly does not express an opinion or any other form of assurance with respect thereto. During our financial closing process our estimates can differ materially from our initial estimates presented herein based on our receipt of updated information. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. Forward Looking Statements

3 We are advancing Prime Editing to change the course of how diseases are treated. We aim to provide safe, effective and curative treatments, which offer lifelong benefit to patients.

Rapid Progress Since Inception: Prime Medicine is on the Cusp of Clinical Validation and Sustainable, Long-Term Value Creation

prime_
medicine

Delivering the promise of Prime Editing

Platform Discovery

Prime Editing discovered in Dr. David Liu's lab as **next-generation gene editing** technology.

2019

Platform Validation

Preclinical **proof-of-concept** achieved in multiple diseases.

Proprietary delivery capabilities established.

2020 - 2023

Clinical Validation

Advance **first Prime Editors into the clinic**.

Focused investment on high value preclinical programs.

Strategic collaborations to expand and accelerate.

2024 - 2026

Sustained Growth and Commercial Success

Launch therapeutics.

Progress **multiple clinical** programs.

Leverage platform modularity to **accelerate pipeline expansion**.

Reap the benefits of strategic collaborations.

2027 - FUTURE

4

2024 Marked a Year of Significant Accomplishment Executing Against Prime Medicine's Strategic Priorities

prime_ medicine

PIPELINE

Matured into clinical-stage company: initiated Phase 1/2 trial of PM359 in p47^{phox} CGD

Advanced next wave of programs:

- Presented *in vivo* proof-of-concept data for Wilson's Disease program
- Progressed first programs leveraging PASSIGE™ technology

Strategically focused pipeline: prioritizing high-value programs to enable future expansion opportunities

- Exploring partnership opportunities for other programs, including neurological, ocular and hearing loss diseases

PLATFORM

Strengthened modular Prime Editing platform:

- Demonstrated potential of universal LNP to precisely deliver Prime Editors to the liver
- Generated additional preclinical data supporting highly differentiated safety profile
- Advanced regulatory paradigms to potentially enable streamlined development

CORPORATE

Leveraged business development to accelerate pipeline, expand reach:

- Entered strategic collaboration with BMS to develop Prime Edited *ex vivo* T-cell therapies
- Secured funding from Cystic Fibrosis Foundation to advance hotspot and PASSIGE Prime Editors for CF

Bolstered financial position via financing, business development, and prioritization

CGD = chronic granulomatous disease; CF = cystic fibrosis

5

Prime Medicine is Entering a New Era of Gene Editing: Generating Clinical Data for Multiple Programs, Leveraging Platform Modularity

prime_ medicine

2025

PM359 for p47phox CGD: Announce initial clinical data from Phase 1/2 trial

PM577 for Wilson's Disease: Prepare for 2026 clinical entry, advance additional mutations pre-clinically

Generate additional *in vivo* data for high-value programs

Leverage business development to accelerate pipeline, extend reach

2026

PM359 for p47phox CGD: Advance into pivotal study

PM577 for Wilson's Disease: File IND and/or CTA in 1H 2026; initiate Phase 1 clinical trial

Advance additional high-value programs:

- Share *in vivo* proof-of-concept data in CF and initiate IND-enabling studies
- Initiate IND-enabling studies for potential fourth program
- Expand pipeline within priority focus areas and beyond

2027+

PM359 for p47phox CGD: Report pivotal data; prepare for potential launch

PM577 for Wilson's Disease: Announce initial clinical data from Phase 1 trial

Advance additional high-value programs:

- File IND and/or CTA for CF and fourth program; initiate Phase 1 clinical trials
- Relaunch programs targeting neurological diseases (including repeat expansions)

Secure multiple additional strategic partnerships to accelerate our pipeline and bolster our financial resources

6

We Believe Prime Editing is the Only Gene Editing Technology That Can Edit, Correct, Insert and Delete DNA Sequences in Any Target Tissue


Prime Editor
INSERTION / DELETION
SUBSTITUTION
REPLACEMENT
LARGE DELETION
LARGE TARGETED INSERTION

Deletion / Insertion Correction
p47 Chronic Granulomatous Disease (CGD)

Point Mutation Correction
Wilson's Disease

Hotspot Correction
Cystic Fibrosis, Retinitis Pigmentosa (RHO adRP)

Repeat Excision
Repeat expansion diseases

Targeted Full Gene Insertion (PASSIGE™)
XCGD, CAR-T, Cystic Fibrosis

Prime Editing is designed with a **wide range of genome editing capabilities** and the **ability to make edits of any size**, from small base pair swaps to large, multi-kilobase inversions or insertions. This provides tremendous flexibility to select the right approach for each indication and editing need.

7

8 No detectable double strand breakage No detectable off-target deletions, chromosomal translocations or rearrangements No detectable off-target edits No detectable bystander edits 1Analysis of edited CD34+ cells from CGD program: Targeted in vitro Analysis of 550 potential off-target sites of off-target editing. 2Data from in vivo analysis from mouse bone marrow harvested 16 weeks after engraftment was complete. 3Cas9 nuclease-edited cells, generated by transfecting HEK293T with sgRNA targeting NCF1 and SpCas9 mRNA. HSC = hematopoietic stem cell; IND = investigational new drug; CTA = clinical trial application Prime Editing Has Highly Differentiated Safety Profile: No Off-Target Activity Detected in Any Lead Program Examples from CGD Program used to support IND/CTA filings No off-target editing detected in healthy human donor CD34+ cells1 Genomic location No large deletions or translocations observed in bone marrow engrafted Prime-Edited LT-HSCs2 vs. Cas-9 nuclease edited cells On-target (NCF1) Translocation Positive Control3 TranslocationDeletion No Off-Target Edits detected with Prime Editing vs. Cas9 12 Spacers S pC as 9 P ri m e E dito r 0 20 40 60 P e rc e n t In d e ls ( o ff -t a rg e t s it e s ) Indel Comparison of Prime Editors and Cas9

9 Our Focused Strategy: Pursue Opportunities with Near-Term, High Value Potential, Where Prime Editing Offers Differentiated Approach Prioritized Programs Meet Six Criteria: 1 Unmet medical need 2 Commercial potential 3 Pipeline and platform modularity 4 Clinical development pathway 5 Regulatory considerations 6 Limited competition; Prime Editing offers differentiated approach CGD Wilson’s Disease Cystic Fibrosis Broad and versatile editing capabilities unlock opportunities across thousands of indications, including genetic diseases, infectious diseases, cancers and immunological diseases. Platform modularity will allow Prime Medicine to build on these efforts, rapidly generating follow-on candidates and ultimately accelerating pipeline growth across target tissues.

10 Prime Editing Platform Modularity Accelerates and De-Risks Ongoing Efforts, Enables Rapid Generation of New Product Candidates Prime Editors Manufacturing Delivery Off-Target Assays Nonclinical Regulatory Clinical

11 Modular Platform Indication Delivery Discovery Lead optimization IND- enabling Phase 1/2 HEMATOLOGY, IMMUNOLOGY & ONCOLOGY p47phox Chronic Granulomatous Disease (CGD) ex vivo X-linked CGD (with PASSIGE ) ex vivo Ex vivo CAR-T1 (with PASSIGE ) ex vivo LIVER Wilson’s Disease LNP Undisclosed Program LNP LUNG Cystic Fibrosis2 (including PASSIGE ) LNP/AAV Our Pipeline: Aligned to Core Modular Platforms, With Additional Programs Advancing as Potential Partnership Opportunities 1 In September 2024, entered into a strategic research collaboration and license agreement with Bristol Myers Squibb to develop and commercialize multiple ex vivo T cell products in immunology and oncology. 2 In January 2024, entered into an agreement with CF Foundation for up to $15 million to support development of Prime Editors for Cystic Fibrosis. Prime Medicine is identifying opportunities to advance its other programs, including neurological diseases, cell therapy, ocular diseases and hearing loss, in partnership or through internal efforts in the future.

12| Hematology, Immunology and Oncology

13Confidential | Chronic Granulomatous Disease p47phox CGD and XCGD

14HSCT = hematopoietic stem cell transplant; GvHD = graft vs. host disease Advancing Prime Editors for Chronic Granulomatous Disease (CGD), A Disease of Significant Unmet Need Rare genetic disease, characterized by defective neutrophil function • Serious life-threatening disease presents in childhood; life expectancy at least 40 years • Results in recurrent, life-threatening infections - Difficult to eradicate - Frequent hospitalizations, IV antibiotics - Potentially deadly infections from normal exposures (gardening, swimming) • Causes ongoing autoimmunity and inflammation - Deteriorating lung function - Inflammatory bowel-like syndromes - Urinary and gastrointestinal obstruction • Current treatment options - Lifelong anti-microbial therapy: ultimately fails due to evolution of antimicrobial resistance - Allogeneic HSCT is only curative option: complicated by GvHD, graft failure, limited availability We believe Prime Editing is uniquely well-suited to address multiple forms of CGD

15 Current Status Initial data from Phase 1/2 clinical trial expected in 2025 Preclinical development ongoing Rapidly Advancing IND cleared in April 2024, within 30 days of submission Leveraging modular elements of PM359 program to inform and accelerate advancement Targeted Mutations delGT mutation in NCF1 Greater than 90% of mutations in the CYBB gene Approach Short Flap Prime Editing PASSIGE Opportunity Approximately 25% of CGD Patients Approximately 66% of CGD Patients Prime Medicine’s CGD Franchise Covers Vast Majority of Patient Population PM359 for p47phox CGD X-linked CGD Program Leveraging modular elements from across the PM359 program, including the IND filing, CMC work and clinical trial, to accelerate advancement of XCGD program

16 • Full immune system reconstitution by Prime Edited LT-HSCs • Edited LT-HSC derived neutrophils had normal enzymatic activity (NADPH oxidase) HSC = hematopoietic stem cell; LT-HSC = long term HSC; DHR = dihydrorhodamine; * normalized to healthy donor control. 1Minimal threshold for patient benefit per Marciano BE, Zerbe CS, Falcone EL, et al. X-linked carriers of chronic granulomatous disease: Illness, lyonization, and stability. J Allergy Clin Immunol. 2018;141(1):365-371. doi:10.1016/j.jaci.2017.04.035. Data presented at ASGCT and ESGCT 2023 PM359: Preclinical Data Support Advancement for the Treatment of Chronic Granulomatous Disease Maintenance of >85% of corrected patient long-term HSCs with complete restoration of NADPH oxidase in neutrophils observed % p o s it iv e D H R * B o n e M ar ro w C h im e ri sm ( % h u m an C D 4 5 + ) % p o si ti ve D H R * Long-term engrafted HSCs carried precise correction of NCF1 Prime Edited LT-HSCs showed complete engraftment in vivo Human neutrophils showed full correction of NADPH oxidase activity ex vivo Mock Prime Edited 0 20 40 60 80 100 B o n e M a rr o w C h im e ri s m (% h u m a n C D 4 5 + ) Engraftment Editing Efficiency Phenotypic Correction o Edited Prime Edited Mock Prime Edited 0 20 40 60 80 100 % c o rr e c te d c e ll s 20% minimal threshold1 Prime Edited ock Edited % c o rr e ct e d c e lls Prime Edited ck Edited 0 20 40 60 80 100 D H R o x id a ti o n ( % ) CGD Patient Healthy Donor Mock Prime Edited 20% minimal threshold1 Prime Edited Mock Edited

17 Cohort 2: n=2-3, ages 12-17 Cohort 3: n=2-3, ages 6-11 Cohort 1: n=2-3, age ≥ 18 DP = drug product; GMP = good manufacturing practice; QC = quality control; IND = investigational new drug *Pending alignment with FDA PM359: Clinical Trial Enrolling, Initial Clinical Data in 2025 PM359 is comprised of autologous HSCs modified ex vivo using Prime Editing Pivotal Trial* Initial clinical data (2025) • Safety / engraftment • Editing rate in HSCs • DHR as a measure of NADPH oxidase activity

18 PASSIGE has Potential to Treat X-linked CGD (XCGD) ’All in one’ delivery of PASSIGE reagents for CYBB gene replacement in CD34+ cells has potential to treat >90% of X-linked CGD patients PASSIGE demonstrated high multiplex editing efficiency Potential synergies to accelerate leveraging p47phox CGD program • Validated CGD assays and HSC models established for PM359 are applicable to X-CGD Predicted low risk of off-target editing Healthy CYBB gene sequence under control of the endogenous CYBB regulatory elements Exon 1 Exon 2 … CYBB locus healthy CYBB gene (exon2-13) STOP CODON PASSIGE reagents designed to precisely insert healthy CYBB gene sequence at prespecified site in the patient’s CYBB locus

19Confidential | Ex vivo CAR-T BMS Collaboration

20 • $110 million upfront • >$3.5 billion in potential milestones, including: ‒ $185 million in preclinical milestones ‒ $1.2 billion in development milestones ‒ More than $2.1 billion in commercial milestones ‒ Royalties on net sales • Multiple targets in immunological diseases and cancer, beyond rare genetic diseases in Prime Medicine’s internal pipeline Strategic License and Broad Collaboration Agreement with Bristol Myers Squibb (BMS) to Develop Prime Edited ex Vivo CAR-T Products First broad, multi-target collaboration advancing Prime Editing for the treatment of complex oncology and autoimmune indications Prime Medicine retains rights to advance certain target reagents designed under this collaboration for applications beyond ex vivo T cell products, including in vivo T cell and other cell therapy applications Global leader in cell therapy for hematology, immunology and oncology Leadership in Prime Editing; PASSIGE technology may enable one-step, non- viral, multi-kilobase-size editing approach with no double-stranded breaks

CAR-T: PASSIGE and Multiplex Prime Editing is the Foundation of Prime Medicine's Collaboration with BMS prime_ medicine

Platform modularity has potential to accelerate development of additional CAR-T Programs

	Existing Limitations	Prime Editing Solution
Multiplex Engineering	✗ Low payload integration efficiency ✗ Constrained to limited number of knock-outs and limited single base pair changes	✓ **>80% integration** efficiency of CAR, aimed at TRAC locus to maintain **endogenous control** ✓ Capable of **multiple edits done safely**, each with a **full suite of functional modifications**
Safety	✗ Random or semi-random integration ✗ High rate of translocations / chromosomal abnormalities	✓ **Precise on-target** transgene integration ✓ Based on our extensive off-target evaluations in other settings, **there is the potential for no detectable off-target edits, translocations, or unintended structural abnormalities** in Prime-Edited CAR-T's
Manufacturing / Cost of Goods	✗ Dependence on viral components ✗ Complicated by multi-step engineering	✓ **Entirely non-viral** manufacturing process ✓ **Single-step** editing and integration

TRAC = T-cell receptor alpha constant; Data presented at ASH, December 2022, ASGCT, May 2023 and ASH, December 2023

21

22 Maintained efficiency with five multiplex edits B2M = b2 microglobulin TRAC = T-cell receptor alpha constant Beyond Precisely Inserting a Chimeric Antigen Receptor, We Can Simultaneously and Efficiently Multiplex Edit CAR-T Cells Prime Editors can be multiplexed to introduce multiple genomic modifications in CAR-T cells High efficiency multiplex editing of B2M and TRAC B2M TRAC 0 20 40 60 80 100 % P ri m e E d it in g Multiplex Singleplex % P ri m e E d it in g B2 TRA Si l l x Multiplex % P ri m e E d it in g

23| Liver

prime_
medicine

Advancing Prime Editors for Multiple Mutations Within Wilson's Disease By Leveraging Our Proprietary Universal LNP

Large genetically defined disease well suited for Prime Editing

- **Disease severity and opportunity**
  - Common liver and systemic disease presenting in teens to 20s
  - Leads to liver failure, neurocognitive decline and premature death
  - Greater than 20,000 patients in US and Europe, 30-50% harboring H1069Q mutation
  - R778L is the predominant mutation in Asian population
- **Unmet need**
  - Many patients die without liver transplant
  - No approved disease modifying therapies
  - Current standard of care aims to prevent copper accumulation; options include chelating agents and low copper diet
- **Human biology**
  - Autosomal recessive due to loss of function mutations in ATP7B
  - Affects copper homeostasis, leading to toxic accumulation of copper in liver and brain
  - Correction of 20-30% of hepatocytes may be curative


Healthy
Blood
Copper
ceruloplasmin
CTR1
ATP7B
ATP7B
Bile
(fecal excretion)
Wilson's disease
Blood (urinary excretion)
Copper
ceruloplasmin
CTR1
ATP7B
ATP7B
Bile

24

25 Prime has initiated IND-enabling activities planning for a H1’26 IND and/or CTA application(s) Prime Editor Efficiently Corrects the H1069Q Mutation In Vivo Editing efficiency and copper reduction in fully humanized homozygous p.H1069Q ATP7B mouse model Efficient correction of the H1069Q transversion mutation PM577 drove 75% reduction in copper accumulation in the liver

26 Up to 51% Precise Editing Achieved with Universal LNP-Formulated Surrogate H1069Q Prime Editor In Vivo (NHP) ➢ Well-tolerated with no acute reactions, clinical observations, or body weight changes ➢ Transient LFT elevations ➢ No change in platelets, coagulation or blood count ➢ No change in blood biochemistry ➢ Minimal changes in IL6 levels ➢ No other cytokine changes ➢ No change in liver histopathology (H&E) ➢ Animals healthy at 44 weeks ➢ Benchmarked against other LNPs in clinical development Prime Medicine’s modular LNP dosed in cynomolgus monkey (NHP) with no safety concerns ATP7B H1069 Prime Editing in NHP V eh ic le P ri m e ed it in g u n in te n d ed e d it s 0 10 20 30 40 50 60 0 10 20 30 40 50 60 % h e p a to c y te s p r e c is e ly c o r r e c te d % u n in te n d e d e d its Up to 51% editing in liver hepatocytes achieved with un- optimized surrogate NHP Prime Editor No detectable off-target edits or unintended edits at the target site

27 Proprietary LNP–formulated Prime Editor is a Complex Multi-Component Drug Product Designed to Support Current and Future Liver Programs • Control particle size and stability • Stealth coating reduces serum interactions and increases half-life PEG Lipids • Stabilize and improve LNP pharmacokinetics • Facilitate membrane fusion and endosomal escape Helper Lipid • Improve intracellular delivery • Increase LNP stability Cholesterol • Proprietary GalNAc formulation to improve biodistribution of LNPs to hepatocytes Targeting Ligand LNP Modularity: 6 out of 8 components in the LNP are the same for liver programs Ionizable Lipid • Nucleic acid encapsulation and endosomal escape • pegRNA is disease & mutation specificpegRNA ngRNA • ngRNA is disease & mutation specific; usage is dependent on the Prime Editing strategy applied • Prime editor enzymePE mRNA

28| Lung

29 We believe Prime Editing-based approaches could eventually benefit more than 93% of all people with CF • Disease severity and opportunity ‒ Progressive, genetic disease that affects the lungs, pancreas and other organs, leading to premature death ‒ Impacts close to 40,000 people in the United States, ~1,000 new cases diagnosed each year • Unmet need ‒ Existing treatment options include airway clearance, inhaled medicines, pancreatic enzyme supplements, fitness plans and CFTR modulators for patients with specific mutations ‒ No cure and existing treatments are ineffective for, or not tolerated by, approximately 15% of patients • Human biology ‒ Autosomal recessive disorder caused by mutations in the CFTR gene, which cause CFTR protein to become dysfunctional ‒ Dysfunctional CFTR reduces chloride and bicarbonate transport to epithelial lumen CFTR = cystic fibrosis transmembrane conductance regulator Advancing Prime Editors for Cystic Fibrosis (CF), a Disease for Which There is No Curative Therapy Large genetically defined disease well suited for Prime Editing prime_
medicine

Parallel Prime Editing Approaches to CF: Hotspot and PASSIGE

In 2024, Prime Medicine entered into agreement with CF Foundation for up to $15 million to support development of Prime Editors for CF

Hotspot

Eight hotspot Prime Editors could address the "high unmet need" mutations; these same Prime Editors could address >93% of all CF patients


#1:
G>T
#2:
A>T
#3:
C>G
GCTTCTAGTAGGACATACGCA
CFTR Genomic DNA

PASSIGE

Potential to address nearly all CF patients with a single super exon insertion strategy


CFTR gene showing exons & introns*
attB
DNA donor
Bxb1
attP
Super exon
SA
3' UTR

Restoring CFTR function in Prime Edited cells under endogenous control

*Exons in gray introns in black; SA = splice acceptor; 3' UTR = 3' untranslated region; attP = complimentary recognition sequence for attb

30

Prime Medicine has Made Significant Progress Pursuing Five “High Unmet Need” Hotspot Mutations

prime_ medicine

In vitro Prime Editor in Primary Human Lung Progenitors (HBEs)	Phenotypic Restoration of CFTR in differentiated ALI culture



% precise correction in HBEs
100
80
60
40
20
0
Control
Prime Edited



CFTR
VCL
G542X HOM
Prime Edited

Efforts towards *in vivo* delivery to humanized mice and large animals using Prime’s LNP ongoing

- We believe primary human lung progenitor data most predictive of *in vivo* efficacy
- Comprehensive suite of assays in development to enable selection of development candidate and advance to IND enabling studies
- Humanized mouse colonies, ferret and NHP colony established for *in vivo* optimization
- Prime’s targeted modular lung LNP as well as alternative delivery system are being applied to accelerate CF hotspot editing *in vivo*

CFTR = cystic fibrosis transmembrane conductance regulator; HBEs = human bronchial epithelial cells; ALI = air-liquid interface

31

32| Corporate

33 Prime Medicine plans to remain active in sell-side business development, with the goal of accelerating our pipeline, bolstering our financial resources Beyond BMS, Business Development Will Continue to Play a Critical Role in Building Prime Medicine Within Our Core Outside Our Core Access Enabling Innovation Within the Core Develop Prime Edited CAR-T products leveraging PASSIGE and platform Funding to accelerate the development of Prime Editors for Cystic Fibrosis BMS CF Foundation Current Relationships Partnering Strategy Enabled by scientific leadership in gene editing and program advancement

Prime Medicine Holds Extensive, Foundational Intellectual Property for Prime Editing Technologies

prime_ medicine

- ***Multiple configurations*** of RNA-templated gene editing
  - Prime Editor protein configurations: fusion, separate and split configurations
  - pegRNA configurations: fusion, split, separate and engineered configurations
  - Dual flap and dual guide RNA editing systems
- ***Broad diversity*** of RNA-templated gene editing systems
  - Large variety of nucleic acid programmable DNA binding proteins
  - Extensive range of RNA-dependent DNA polymerases (reverse transcriptases)
- ***PASSIGE***: System using Prime Editing and recombinase to insert gene-sized DNA at chosen target location in genome
  - PASSIGE systems include various gene editing configurations and recombinases
- ***Additional gene editing technology*** including DNA-dependent DNA polymerase editing
- ***Program-specific patent filings*** for pipeline programs

Prime Medicine holds 5 U.S. and 4 ex-U.S. issued patents

- Numerous Prime-owned and in-licensed patent applications with broad coverage filed worldwide, including an allowed U.S. and an allowed ex-U.S. application
- Pursuing aggressive filing strategy to cover technological advances


NEW
OLD
PE4 and PE5 systems
PEmax editor
Seminal Prime Editing Publication
Dual Flap Prime Editing
PASSIGE System
PE4, PE5, PEmax
Engineered pegRNAs
pegRNA Enhancements
Novel PE Proteins
Novel RT Proteins
Improved recombinases

34

35*Including $55M equity investment received in September 2024 and $55M up-front consideration received in October 2024 from BMS Prime Medicine is the Leader in Gene Editing Positioned to Create Sustainable Value Through Pipeline Execution and External Partnerships The Leader in Prime Editing  Potential to address more than 90% of genetic diseases and opportunities in non -genetic diseases  Pre-clinical efficacy across variety of target tissues leveraging various types of Prime Editing  Comprehensive intellectual property position Platform Modularity Oriented for Growth  Fully integrated modular platform - pre-clinical, clinical, manufacturing, regulatory  Proprietary modular delivery systems within target tissues  Advancing Prime Editing regulatory paradigms - streamlined development Pipeline Positioned for Value Creation  First clinical data for a Prime Editing program (PM359 for p47phox CGD) expected in 2025  PM577 in Wilson’s Disease IND and/or CTA expected in H1’26  Strategically focused on high-value programs with clear path to value inflection that represent multi billion-dollar commercial opportunities Partnerships and BD Potential  BMS partnership to develop Prime Edited ex vivo CAR-T products  Cystic Fibrosis Foundation relationship and funding to advance Prime Editors for Cystic Fibrosis  Additional business development to accelerate and expand pipeline Pro-forma cash, cash equivalents, investments and restricted cash of $244.6M* as of 9/30/2024, cash runway into H1’26

36| Appendix

Prime Editing is Designed with a Wide Range of Genome Editing Capabilities prime_ medicine

Flexibility to select right approach for each indication based on editing need

Prime Editing Approach	Small edits (e.g., all 12 bp swaps, 1-bp to 20-bp ins or del, combinations thereof)	Mid-sized edits (e.g., hotspot corrections, del up to 1-kb, ins up to 250 bp)	Large deletions (e.g., multi-kb repeat excision, exon del)	Large insertions or inversions (e.g., targeted multi-kb gene integration)
Short Flap Prime Editing	✓ +++			
Dual Flap Prime Editing	✓ ++	✓ +++	✓ +++	
Long Flap Prime Editing	✓ ++	✓ +++	✓ ++	
PASSIGE		✓ +	✓ +	✓ +++

✓ = capable of the edit

+/++/+++ = how fit Prime Medicine believes the technology is for making the edit, based on Prime Medicine's internal assessment

BP = base pair; KB = kilobase

37

38*Not part of Prime Medicine’s current pipeline PASSIGE Technology Enables Prime Editing to Insert Gene Sized Sequences Precisely, Potentially Addressing Large Markets PASSIGE: Prime-Assisted Site-Specific Integrase Gene Editing: One step non-viral multi-kilobase-size gene editing approach with no double-stranded breaks Correct inversion mutations (e.g., Hemophilia A) In vivo protein factory (e.g., GLA enzyme for Fabry’s disease) Targeted whole gene replacement for rare liver diseases (e.g., Phenylketonuria, Tyrosinemia) Targeted whole gene replacement for bone marrow diseases (e.g., Hereditary anemias, such as Fanconi Anemia) Cystic Fibrosis Areas of opportunity:* Non-viral, multiplex-edited CAR-T therapies BMS collaboration (e.g., oncology and autoimmune diseases) Recombinase enzyme Where we are working today: X-Linked Chronic Granulomatous Disease (XCGD)